FVF-mangstk

                       SUPPLEMENT DATED September 30, 1997
                              TO THE PROSPECTUS OF
                            FRANKLIN VALUEMARK FUNDS
                                Dated May 1, 1997

The discussion under "Highlighted Risk Considerations - Foreign Transactions" is amended by adding the following text:

 Hong Kong reverted to the sovereignty of China on July 1, 1997. As with any major political transfer of power, this could result in political, social, economic, market or other developments in Hong Kong, China or other countries that could affect the value of Fund investments.

The discussions under "Portfolio Operations- Templeton International Equity Fund, Templeton International Smaller Companies Fund, Templeton Global Asset Allocation Fund and High Income Fund" is amended by replacing it with the following text:


 Templeton International Equity Fund                   Templeton Global Asset Allocation Fund
 Howard J. Leonard                                     Dale A. Winner
 Mark Beveridge                                        Jeffrey A. Everett
 William Howard                                        Sean Farrington

 Templeton International Smaller Companies Fund        High Income Fund
 Simon Rudolph                                         Jeff Holbrook
 Peter A. Nori                                         Chris Molumphy
                                                       R. Martin Wiskemann

The "Biographical Information" is amended by the addition of the following text:

 Howard J. Leonard
 Senior Vice President and Portfolio Manager
 Templeton Investment Counsel, Inc.

 Mr. Leonard is a Chartered Financial Analyst and holds a bachelor of business administration degree in finance and economics from Temple University. Prior to joining the Franklin Templeton organization in 1989, Mr. Leonard was director of investment research at First Pennsylvania Bank. Mr. Leonard has managed the Templeton International Equity Fund since June 1997.

 Peter A. Nori
 Vice President and Portfolio Manager
 Templeton Investment Counsel, Inc.

 Mr. Nori is a Chartered Financial Analyst and holds both a Master of Business Administration degree and a Bachelor of Science degree in finance from the University of San Francisco. After completing the Franklin management training program, Mr. Nori joined Franklin portfolio research in 1990 as an equity analyst. In 1994, Mr. Nori joined the Templeton organization. He has managed the Templeton International Smaller Companies Fund since June 1997

 Simon Rudolph
 Vice President and Portfolio Manager
 Templeton Investment Counsel, Inc.

 Mr. Rudolph is a Chartered Accountant and holds a Bachelor of Arts degree in economic history from Durham University in England. Mr. Rudolph has been a securities analyst since 1986. Before joining the Franklin Templeton organization in 1997, he was an executive director with Morgan Stanley. Mr. Rudolph has managed the Templeton International Smaller Companies Fund since June 1997.

 Dale A. Winner
 Portfolio Manager
 Templeton Global Advisors Limited

 Mr.Winner received his LLB from Reading University, England and is currently a Level II Chartered Financial Analyst candidate. Prior to joining the Franklin Templeton Group in 1995, Mr. Winner was a Trust Officer at J.P. Morgan, Bahamas for two years. He has managed the Asset Allocation Fund since August 1997.

 Jeff Holbrook
 Portfolio Manager
 Franklin Advisers, Inc.

 Mr. Holbrook is a Chartered Financial Analyst and holds a Master of Business Administration degree in Finance from University of Chicago and a Bachelor of Science degree from Brigham Young University. Mr. Holbrook joined the Franklin Templeton Group in July 1992. Mr. Holbrook is a member of several securities industry-related associations. He has managed the High Income Fund since September 1997.